 10.1(b)(ii) - First Amendment - Supplemental Retirement Income Plan

FIRST AMENDMENT

TO THE

HOOKER FURNITURE CORPORATION

SUPPLEMENTAL RETIREMENT INCOME PLAN

FIRST AMENDMENT, dated as of May 24, 2007, to the Hooker Furniture Corporation Supplemental Retirement Income Plan (the “Plan”), as adopted by Hooker Furniture Corporation (the “Company”) effective as of December 1, 2003.

The Company, pursuant to the authority granted to it under the terms of the Plan, now wishes to amend the Plan.

NOW, THEREFORE, effective April 1, 2007, the Plan is hereby amended as follows:

I.           Appendix A shall be amended in its entirety to read as follows:
 APPENDIX A

PARTICIPANTS

The following Eligible Employees have been designated by the Board of Directors as Participants in the Plan:

Participants who commenced participation on December 1, 2003:

R. Gary Armbrister
Raymond T. Harm
Henry P. Long, Jr.
E. Larry Ryder
Michael P. Spece
Paul B. Toms, Jr.

Participants who commenced participation on April 1, 2007:

Bruce R. Cohenour

II.           In all respects not amended, the Plan is hereby ratified and confirmed.
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To record the adoption of the First Amendment as set forth above, the Company has caused this document to be signed on this 24th day of May, 2007.

HOOKER FURNITURE CORPORATION

By: /s/ Edwin L. Ryder